UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): February 4, 2009

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

           Maryland               Commission File Number:          95-2635431
           --------                      1-8383                    ----------
(State or other jurisdiction of                                 (I.R.S. Employer
        incorporation)                                           Identification)



                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On February 4, 2009, the Company issued a press release announcing its earnings results for the fourth quarter and full year ended December 31, 2008. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.




--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            MISSION WEST PROPERTIES, INC.

Date: February 5, 2009                      By: /s/ Wayne N. Pham
                                               ---------------------------------
                                               Wayne N. Pham
                                               Vice President of Finance and
                                               Controller

Exhibit 99.1


                                                                   PRESS RELEASE

For Immediate News Release
February 4, 2009


              MISSION WEST PROPERTIES ANNOUNCES FOURTH QUARTER AND
                        FULL YEAR 2008 OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"

Cupertino, CA - Mission West Properties, Inc. (NASDAQ: MSW) reported today that Funds From Operations ("FFO") for the quarter ended December 31, 2008 was approximately $12,863,000, or $0.12 per diluted common share, (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to approximately $13,992,000, or $0.13 per diluted common share, for the same period in 2007. Net termination fee income relating to lease terminations for the fourth quarter ended December 31, 2008 accounted for approximately $833,000, or less than $0.01 per diluted common share. On a sequential quarter basis, FFO for the quarter ended September 30, 2008 was approximately $0.13 per diluted common share. For the twelve months ended December 31, 2008, FFO decreased to $55,334,000, or $0.52 per diluted common share, from FFO of $114,867,000, or $1.09 per diluted common share, for the same period in 2007. Net termination fees and security deposit forfeitures income relating to lease terminations accounted for approximately $2,754,000, or $0.03 per diluted common share, and $51,721,000, or $0.49 per diluted common share, for the twelve months ended December 31, 2008 and 2007, respectively.

Net income per diluted share to common stockholders was $0.26 for the quarter ended December 31, 2008 compared to $0.08 for the quarter ended December 31, 2007, a per share increase of approximately 225%. Gains from the sale of two R&D properties in the Company's unconsolidated joint venture, TBI-MWP, accounted for approximately $0.20 per diluted common share for the quarter ended December 31, 2008. The gains are recorded under the line item, "Equity in earnings of unconsolidated joint venture," using the equity method of accounting. Net termination fee income relating to lease terminations accounted for approximately less than $0.01 per diluted common share for the three months ended December 31, 2008. For the twelve months ended December 31, 2008, net income per diluted share to common stockholders was $0.50, down from $0.95 a year ago, a per share decrease of approximately 47%. Gains from the sale of two R&D properties in the Company's unconsolidated joint venture, TBI-MWP, accounted for approximately $0.20 per diluted common share for the year ended December 31, 2008. Net termination fees and security deposit forfeitures income relating to lease terminations accounted for approximately $0.03 and $0.52 per diluted common share for the twelve months ended December 31, 2008 and 2007, respectively.

Company Profile

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 111 properties totaling approximately 8.0 million rentable square feet, which includes approximately 854,000 rentable square feet (or 16 buildings) that are in the process of being rezoned for residential development. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will," "anticipate," "estimate," "expect," "intends," or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months       Twelve Months      Twelve Months
                                                       Ended               Ended              Ended              Ended
                                                   Dec 31, 2008        Dec 31, 2007       Dec 31, 2008       Dec 31, 2007
                                                  ----------------    ----------------   ----------------   ----------------
OPERATING REVENUES:
  Rental revenue from real estate                     $20,464             $18,986            $79,075            $80,337
  Above market lease intangible asset                       -                   -                  -             (4,091) (1)
amortization
  Tenant reimbursements                                 4,505               3,447             16,406             13,355
  Lease termination and settlement income               1,087                   -              3,007             57,515
  Other income                                            446                 659              1,216              4,467
                                                  ----------------    ----------------   ----------------   ----------------
    Total operating revenues                           26,502              23,092             99,704            151,583
                                                  ----------------    ----------------   ----------------   ----------------

OPERATING EXPENSES:
  Operating and maintenance                             3,410               2,632             11,404              9,791
  Real estate taxes                                     3,812               2,433             12,056             10,580
  General and administrative                              684                 666              2,635              3,035
  Depreciation and amortization of real estate          6,160 (2)           5,503 (2)         23,224 (2)         22,588 (2)
                                                  ----------------    ----------------   ----------------   ----------------
    Total operating expenses                           14,066              11,234             49,319             45,994
                                                  ----------------    ----------------   ----------------   ----------------

    Operating income                                   12,436              11,858             50,385            105,589

OTHER INCOME (EXPENSES):
  Equity in earnings of unconsolidated joint           18,701                 350             19,617              1,408
venture
  Interest income                                         164                 985              1,128              3,086
  Dividend income                                         607                   -                607                  -
  Unrealized loss from investment                        (278)                  -               (278)                 -
  Interest expense                                     (4,880)             (4,956)           (19,787)           (20,131)
  Interest expense - related parties                     (307)               (178)            (1,332)              (724)
                                                  ----------------    ----------------   ----------------   ----------------
    Income from continuing operations before
       minority interests                              26,443               8,059             50,340             89,228
  Minority interests from continuing operations       (21,186)             (6,491)           (40,206)           (71,471)
                                                  ----------------    ----------------   ----------------   ----------------
     Income from continuing operations                  5,257               1,568             10,134             17,757

Discontinued operations, net of minority interests:
  Gain from disposal of discontinued operations             -                   -                  -              1,126
  Income attributable to discontinued operations            -                   -                  -                  5
                                                  ----------------    ----------------   ----------------   ----------------
     Income from discontinued operations                    -                   -                  -              1,131
                                                  ----------------    ----------------   ----------------   ----------------

Net income to common stockholders                     $ 5,257              $1,568            $10,134            $18,888
                                                  ================    ================   ================   ================
Net income to minority interests                      $21,186              $6,491            $40,206            $76,960
                                                  ================    ================   ================   ================
Income per share from continuing operations:
   Basic                                               $0.27               $0.08             $0.51               $0.90
                                                  ================    ================   ================   ================
   Diluted                                             $0.26               $0.08             $0.50               $0.89
                                                  ================    ================   ================   ================
   Basic                                                 -                   -                 -                 $0.06
                                                  ================    ================   ================   ================
   Diluted                                               -                   -                 -                 $0.06
                                                  ================    ================   ================   ================
Net income per share to common stockholders:
   Basic                                               $0.27               $0.08              $0.51              $0.96
                                                  ================    ================   ================   ================
   Diluted                                             $0.26               $0.08              $0.50              $0.95
                                                  ================    ================   ================   ================
Weighted average shares of common stock (basic)     19,748,211          19,645,304         19,714,414         19,627,234
                                                  ================    ================   ================   ================
Weighted average shares of common stock (diluted)   20,018,836          19,710,909         20,226,385         19,854,411
                                                  ================    ================   ================   ================
Weighted average O.P. units outstanding             85,526,965          85,552,718         85,528,329         85,162,240
                                                  ================    ================   ================   ================

FUNDS FROM OPERATIONS
Funds from operations                                  $12,863             $13,992            $55,334          $114,867
                                                  ================    ================   ================   ================
Funds from operations per share (3)                    $0.12               $0.13             $0.52               $1.09
                                                  ================    ================   ================   ================
Outstanding common stock                            19,748,211          19,664,087         19,748,211         19,664,087
                                                  ================    ================   ================   ================
Outstanding O.P. units                              85,526,965          85,533,935         85,526,965         85,533,935
                                                  ================    ================   ================   ================
Weighted average O.P. units and common stock
   outstanding (diluted)                            105,545,801         105,263,627        105,754,713        105,016,651
                                                  ================    ================   ================   ================


                                                   Three Months        Three Months       Twelve Months      Twelve Months
                                                       Ended               Ended              Ended              Ended
FUNDS FROM OPERATIONS CALCULATION                  Dec 31, 2008        Dec 31, 2007       Dec 31, 2008       Dec 31, 2007
                                                  ----------------    ----------------   ----------------   ----------------
Net income                                            $  5,257              $1,568            $10,134          $  18,888
Add:
   Minority interests (4)                               21,125               6,360             39,838             76,458
   Depreciation and amortization of real estate
      from continuing operations                         6,620               5,875             24,933             25,043
   Depreciation and amortization of real estate
      from discontinued operations                           -                   -                  -                250
   Depreciation and amortization of real estate
      held in unconsolidated joint venture                 332                 189                900                757
Less:
   Gain on sale of real estate                         (20,471)                  -            (20,471)            (6,529)
                                                  ----------------    ----------------   ----------------   ----------------
Funds from operations                                  $12,863             $13,992            $55,334           $114,867
                                                  ================    ================   ================   ================

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should neither be considered as an alternative for net income as a measure of profitability nor is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                    Three Months       Three Months       Twelve Months      Twelve Months
                                                       Ended               Ended              Ended              Ended
PROPERTY AND OTHER DATA:                            Dec 31, 2008       Dec 31, 2007        Dec 31, 2008      Dec 31, 2007
                                                  ----------------   ----------------    ----------------  ----------------
Total properties, end of period                         111                 109                111                109
Total square feet, end of period                     8,047,569           7,861,692          8,047,569          7,861,692
Average monthly rental revenue per square foot (5)     $1.26               $1.28              $1.25              $1.42
Occupancy for leased properties                        66.4%               61.7%              66.4%              61.7%
Straight-line rent                                     $563                $310             $3,008            ($3,656)
Leasing commissions                                    $458                $352             $1,699             $3,000
Capital expenditures                                   $305                $257             $6,468             $4,878


LEASE ROLLOVER SCHEDULE:

Year                # of Leases       Rentable Square Feet
----------------    -------------     ---------------------
2009                      22                 369,613
2010                      12                 572,000
2011                      15                 827,605
2012                      13               1,001,452
2013                       6                 459,737
2014                      11               1,281,952
2015                       4                 328,211
2016                       2                 144,600
2017                       3                 241,089
Thereafter                 1                 119,756
                    -------------     ---------------------
    Total                 89               5,346,015
                    =============     =====================

                                 BALANCE SHEETS

                                               December 31, 2008     December 31, 2007
                                              --------------------  --------------------

                                     Assets

Investments in real estate:
  Land                                            $  320,911            $  312,152
  Buildings and improvements                         799,471               764,665
  Real estate related intangible assets                3,240                 2,119
                                              --------------------  --------------------
     Total investments in properties               1,123,622             1,078,936
  Accumulated depreciation and amortization         (180,043)             (156,819)
                                              --------------------  --------------------
      Net investments in properties                  943,579               922,117
  Investment in unconsolidated joint venture           3,768                 2,735
                                              --------------------  --------------------
      Net investments in real estate                 947,347               924,852
  Cash and cash equivalents                                -                23,691
  Restricted cash                                     39,478                65,509
  Investment in marketable securities                  3,368                     -
  Deferred rent                                       17,841                14,833
  Other assets, net                                   26,251                25,000
                                              --------------------  --------------------
      Total assets                                $1,034,285            $1,053,885
                                              ====================  ====================

                      Liabilities and Stockholders' Equity

Liabilities:
  Mortgage notes payable                         $   330,908           $   337,520
  Mortgage note payable - related parties              8,761                 9,224
  Revolving line of credit                            13,079                     -
  Interest payable                                     1,596                 1,331
  Security deposits                                    5,272                 4,754
  Deferred rental income                               3,964                 3,302
  Dividends and distributions payable                 21,055                16,832
  Accounts payable and accrued expenses               17,747                15,618
                                              --------------------  --------------------
      Total liabilities                              402,382               388,581
                                              --------------------  --------------------

Commitments and contingencies.

Minority interests in operating partnerships         497,485               526,626
                                              --------------------  --------------------

Stockholders' equity:
  Common stock, $.001 par value                           20                    20
  Additional paid-in capital                         154,412               153,024
  Distributions in excess of accumulated             (20,014)              (14,366)
earnings
                                              --------------------  --------------------
      Total stockholders' equity                     134,418               138,678
                                              --------------------  --------------------
      Total liabilities and stockholders' equity  $1,034,285            $1,053,885
                                              ====================  ====================


(1)  Amortization  of  an  above-market   lease  intangible  asset  pursuant  to
     Statement   of   Financial   Accounting   Standard   No.   141,   "Business
     Combinations."

(2) Includes approximately $159 and $267 in amortization expense for the three months ended December 31, 2008 and 2007, respectively, and $600 and $2,153 in amortization expense for the twelve months ended December 31, 2008 and 2007, respectively, for the amortization of in-place lease value intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.